                                                                   EXHIBIT 99(B)


                    ELECTION FORM AND LETTER OF TRANSMITTAL

         TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK,

                       NO PAR VALUE PER SHARE ("SHARES"),

                                       OF

                    EQUITABLE OF IOWA COMPANIES ("COMPANY")

 when submitted pursuant to an election to receive (i) $68.00 in cash per share or (ii) American Depositary Shares ("ADSs"), evidenced by American Depositary
  Receipts (with each ADS representing one Bearer Depositary Receipt, each of which in turn represents an interest in one Ordinary Share, nominal value NLG 1 per Ordinary Share of ING Groep N.V.) in connection with the merger (the
        "Merger") of Company with and into a wholly owned subsidiary of


                             ING GROEP N.V. ("ING")



           By Mail:                     By Overnight Courier:                      By Hand                   By Facsimile:
  First Chicago Trust Company        First Chicago Trust Company        First Citizens Trust Company          FOR ELIGIBLE
          of New York                        of New York                         of New York               INSTITUTIONS ONLY
Attention: Tenders & Exchanges     Attention: Tenders & Exchanges            Tenders & Exchanges             (201) 222-4720
   P.O. Box 2569, Suite 4660                 Suite 4680               c/o The Depository Trust Company             or
  Jersey City, NJ 07303-2569          14 Wall Street, 8th Floor                55 Water Street               (201) 222-4721
                                         New York, NY 10005                        DTC TAD
                                                                       Vietnam Veterans Memorial Plaza
                                                                             New York, NY 10041



         First Chicago Trust Company of New York is the Exchange Agent.
                FOR INFORMATION CALL TOLL FREE: 1 (800) 438-0057


PLEASE READ THE INSTRUCTIONS IN THIS ELECTION FORM AND LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS ELECTION FORM AND LETTER OF TRANSMITTAL.

--------------------------------------------------------------------------------

                                  BOX A: ELECTION(S) AND DESCRIPTION OF COMPANY SHARES ENCLOSED
                                             (Attach additional sheets if necessary).
                                                See "Election" and Instruction 13.

  ------------------------------------------------------------------------------------------------------------------------------
         Name and Address of Registered Holder(s)
 (Please fill in, if blank, exactly as name(s) appears(s)    Certificate
                    on Certificate(s))                        Number(s)                        Number of Shares
  ------------------------------------------------------------------------------------------------------------------------------
                                                                              Cash Election     Stock Election     Non-Election
                                                          ------------------------------------------------------------------

                                                          ------------------------------------------------------------------

                                                          ------------------------------------------------------------------

                                                          ------------------------------------------------------------------

                                                          ------------------------------------------------------------------

                                                          ------------------------------------------------------------------

                                                          ------------------------------------------------------------------
                                                             DRIP Shares*
                                                          ------------------------------------------------------------------
                                                             ESPP Shares*
                                                         -------------------------------------------------------------------
                                                             Total Number
                                                              of Shares
------------------------------------------------------------------------------------------------------------------------------

                       Check this box if this election represents a revocation of any earlier election. [ ]
          For the consequences of making a Stock Election, Cash Election or of making a Non-Election, See Instruction 3.
  ------------------------------------------------------------------------------------------------------------------------------



* NOTE TO DIVIDEND REINVESTMENT PLAN ("DRIP") AND EMPLOYEE STOCK PURCHASE PLAN ("ESPP") PARTICIPANTS:



Because you hold Shares in the DRIP or ESPP without having the stock certificates for those Shares, you do not need to include certificates for those Shares with this Election Form, but you should indicate whether you wish to make a Cash Election, Stock Election or Non-Election with respect to those uncertificated Shares.

     5:00 P.M., NEW YORK TIME, ON THE FOURTH TRADING DAY AFTER THE CLOSING OF THE MERGER (WHICH DATE WILL BE PUBLICLY ANNOUNCED BY ING ON THE CLOSING DAY), IS THE ELECTION DEADLINE BY WHICH DATE A COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR CERTIFICATES OR DELIVERY OF SUCH SHARES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK ENTRY TRANSFER FACILITY (AS DEFINED BELOW) (OR CUSTOMARY AFFIDAVITS AND INDEMNIFICATION REGARDING THE LOSS OR DESTRUCTION OF SUCH CERTIFICATES OR AN APPROPRIATE GUARANTEE OF DELIVERY OF SUCH CERTIFICATE(S) BY A COMMERCIAL BANK OR TRUST COMPANY IN THE UNITED STATES OR A MEMBER OF A REGISTERED NATIONAL SECURITY EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("ELIGIBLE INSTITUTION")), MUST BE RECEIVED BY THE EXCHANGE AGENT IN ORDER FOR ANY STOCK ELECTION OR CASH ELECTION (AS SUCH TERMS ARE DEFINED BELOW) CONTAINED HEREIN TO BE VALID. ANY ELECTION FORM AND LETTER OF TRANSMITTAL RECEIVED BY THE EXCHANGE AGENT AFTER THE ELECTION DEADLINE SHALL BE DEEMED TO INDICATE A NON-ELECTION.



     Nominee record holders, which include a nominee, trustee or any other person that holds Shares in any capacity whatsoever on behalf of another person or entity ("Nominees"), are directed to Instruction 14 hereto and, if submitting more than one election, must complete Box B below. Each record holder submitting more than one election, other than a Nominee record holder submitting more than one election, should indicate such holder's election(s) in Box A above.



------------------------------------------------------------------------------------------------------------------------------
     BOX B: TO BE COMPLETED ONLY BY A NOMINEE, TRUSTEE OR ANY OTHER PERSON THAT HOLDS SHARES IN ANY CAPACITY WHATSOEVER ON BEHALF
            OF MORE THAN ONE PERSON OR ENTITY.

  If this Box B is completed, the undersigned, acting for itself and as nominee, trustee or in another representative capacity on behalf of another person or entity, hereby submits the following elections and attaches Certificates for all Shares held of record by the undersigned (attach additional sheets if necessary, numbering each additional election with consecutive numbers starting with "8").
------------------------------------------------------------------------------------------------------------------------------
                            Total Number of
      Number of                 Shares                      Cash                       Stock                      Non-
       Election           Subject to Election             Election                   Election                   Election
  ------------------------------------------------------------------------------------------------------------------------------

          1
  ------------------------------------------------------------------------------------------------------------------------------

          2
  ------------------------------------------------------------------------------------------------------------------------------

          3
  ------------------------------------------------------------------------------------------------------------------------------

          4
  ------------------------------------------------------------------------------------------------------------------------------

          5
  ------------------------------------------------------------------------------------------------------------------------------

          6
  ------------------------------------------------------------------------------------------------------------------------------

          7
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        DELIVERY BY BOOK-ENTRY TRANSFER
                               SEE INSTRUCTION 1.


    [ ] Check here if Shares are being delivered by book-entry (transfer to the Exchange Agent's account on one of the book-entry transfer facilities (each a "Book-Entry Transfer Facility") and complete the following:


        Check the Box of the applicable Book-Entry Transfer Facility:


      [ ] The Depository Trust Company
      [ ] Philadelphia Depository Trust Company

      Account Number:  _________________

                             GUARANTEE OF DELIVERY


     If certificates for Shares are not available prior to the Election Deadline, the following Guarantee may be completed by an Eligible Institution and the election made herein will be valid if such certificates, together with a completed Election Form and Letter of Transmittal, are in fact delivered to the Exchange Agent within three trading days after the date of execution hereof.


                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Election Form and Letter of Transmittal, certificates representing the Shares covered hereby in proper form for transfer and any required documents, together with a completed Election Form and Letter of Transmittal, will be deposited by the undersigned with the Exchange Agent. IF YOU COMPLETE THIS GUARANTEE OF DELIVERY, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 5.


     The undersigned acknowledges that it must deliver the Shares covered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

Dated:
      -----------------------------------------       ----------------------------------------------
                                                                 (Firm -- Please Print)

Number of Shares:
                 ------------------------------       ----------------------------------------------
                                                                 (Authorized Signature)

Check applicable box if Shares will be delivered by book-entry transfer:

[ ] The Depository Trust Company
                                                      ----------------------------------------------

[ ] Philadelphia Depository Trust Company
                                                      ----------------------------------------------
                                                                       (Address)

Account Number:
               -----------------------------------    ----------------------------------------------
                                                            (Area Code and Telephone Number)

                       NOTICE OF DELIVERY UNDER GUARANTEE
 (TO BE COMPLETED UPON DELIVERY OF SHARES PURSUANT TO A GUARANTEE OF DELIVERY)

Name(s) of Registered Holder(s):
                                -----------------------------------------------
Window Ticket No.
                 --------------------------------------------------------------
Date of Execution of Guarantee of Delivery:
                                           ------------------------------------
Name of Institution which provided Guarantee of Delivery:
                                                         ----------------------
If delivered by book-entry transfer (assuming such procedure is available), check box of applicable Book-Entry Transfer Facility:

[ ] The Depository Trust Company

[ ] Philadelphia Depository Trust Company

Account Number:                        Transaction Code Number:
               -------------------                             ----------------

     In the event an Election Form and Letter of Transmittal is delivered to the Exchange Agent on behalf of a record holder of Shares prior to the Election Deadline and not revoked prior to such deadline, or if an Election Form and Letter of Transmittal is delivered to the Exchange Agent after the Election Deadline, the Company or ING, as the case may be, will deem such delivery a revocation of any objections to the Merger previously filed with the Company for purposes of exercising dissenter's rights and a waiver of any future rights to such exercise.


     The tax consequences to a holder of Shares will vary depending upon, among other things, whether a Stock Election or a Cash Election is made. Information as to the federal income tax consequences of receiving ADSs or cash in exchange for your Shares is set forth under "Important Tax Information" at the end of this Election Form and Letter of Transmittal and under the caption "THE
MERGER -- Certain Federal Income Tax Consequences of the Merger" in the Prospectus/Proxy Statement furnished to you concurrently herewith. You are urged, in addition, to consult with your tax advisor.



     IF YOUR CERTIFICATE(S) HAS (HAVE) BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), SEE INSTRUCTION 12 BELOW. YOU CANNOT SUBMIT AN EFFECTIVE ELECTION FORM AND LETTER OF TRANSMITTAL WITHOUT ATTACHING YOUR CERTIFICATES TO THIS ELECTION FORM AND LETTER OF TRANSMITTAL OR COMPLYING WITH THE GUARANTEE OR BOOK-ENTRY TRANSFER PROVISIONS OR AS SET FORTH IN INSTRUCTION 12; THEREFORE, IF YOU WISH TO MAKE AN EFFECTIVE ELECTION, IT IS CRITICAL THAT YOU ACT IMMEDIATELY.


TO FIRST CHICAGO TRUST COMPANY OF NEW YORK:


     In connection with the Merger, and pursuant to an Agreement and Plan of Merger, dated as of July 7, 1997, (the "Merger Agreement"), by and among ING, PFHI Holdings, Inc. ("Merger Sub") a wholly-owned subsidiary of ING, and the Company, the undersigned hereby makes the election or elections set forth herein and surrenders to First Chicago Trust Company of New York for cancellation, as exchange agent (the "Exchange Agent"), certificates representing all of the undersigned's Shares (each such certificate, a "Certificate"), listed in Box A (or, if held by a nominee, trustee or other representative making multiple elections, in Box B) above in exchange for either (i) the right to receive an amount in cash without interest equal to the product of (A) $68.00 and (B) the number of Shares represented by the Certificate(s) surrendered herewith with respect to which the undersigned has elected to receive cash (such election, a "Cash Election"), (ii) the right to receive ING ADSs equal to the product of (A) that number of ADSs evidenced by American Depositary Receipts (with each ADS representing one Bearer Depositary Receipt, each of which in turn represents an interest in one Ordinary Share, nominal value NLG 1 per Ordinary Share of ING), equal to the Conversion Number (as defined herein) and (B) the number of Shares represented by the Certificate(s) surrendered herewith with respect to which the undersigned has elected to receive ADSs (the "Stock Election"); or (iii) the right to make no election, in which case the undersigned will receive the Merger Consideration determined pursuant to the allocation procedures described in the Prospectus/Proxy Statement. See "THE MERGER AGREEMENT -- Exchange of Share Certificates; Allocation of Merger Consideration." In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional ADSs otherwise issuable in connection with the Merger as specified herein. ADSs issued in the Merger are referred to herein as the "Stock Consideration" and cash paid in connection with the Merger, including any cash expected to be paid to holders of any Shares expected to exercise dissenters' rights ("Dissenting Holders"), but excluding any cash paid in lieu of fractional shares, is referred to herein as the "Cash Consideration". The Stock Consideration, the Cash Consideration, and any cash paid in lieu of fractional ADSs are collectively referred to as the "Merger Consideration".



     The undersigned understands that the elections referred to above are subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement, the Instructions below and the Prospectus/Proxy Statement with respect to the Merger (including all documents incorporated therein, and as it may be amended from time to time, the "Prospectus/Proxy Statement") delivered prior hereto. The Merger Agreement is included as Annex A to the Prospectus/Proxy Statement. Extra copies of this Election Form and Letter of Transmittal and the Proxy Statement/Prospectus may be requested from the Exchange Agent, at the addresses or phone number shown above. The filing of this Election Form and Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Prospectus/Proxy Statement. The undersigned understands and acknowledges that all questions as to the validity, form and eligibility of any Election and surrender of the Shares hereunder shall be reasonably determined by the Exchange Agent, and such determination shall be final and binding.


     The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be as of the effective time of the Merger (the "Effective Time"), the registered holder of the Shares represented by the Certificate(s) surrendered herewith, with good title to the above-described Shares and full power and authority to sell, assign and transfer such Shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the Instructions hereto. All authority conferred or agreed to be conferred in the Election Form and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.


     The undersigned authorizes and instructs you, as Exchange Agent, to deliver Certificates and receive on behalf of the undersigned, in exchange for Shares represented thereby, any check for cash or any certificate for ADSs issuable in the Merger pursuant to the Merger Agreement. If the Certificate(s) is (are) not delivered herewith or by book-entry transfer, there is furnished herewith (i) a guarantee of delivery of such Certificate(s) from a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States (provided below) in accordance with Instruction 5 or (ii) an affidavit and indemnification regarding the loss, theft or destruction of such Certificate(s) reasonably acceptable to ING in accordance with Instruction 12.


                                    ELECTION


     The appropriate election(s) must be made in Box A (or, if a nominee, trustee or other representative making multiple elections, Box B) above in order to make a Stock Election, a Cash Election or Non-Election (each as defined above) with respect to each Share represented by the Certificate(s) surrendered herewith.



     For purposes of a Stock Election, the "Conversion Number" means the number derived by dividing $68.00 by the average closing price ("Average Closing Price") per ADS as reported on the New York Stock Exchange, Inc. Composite Transactions reporting system (as reported in the New York City edition of The Wall Street Journal (or, if not reported in that newspaper, another authoritative source) for the ten trading days ending of the last trading day prior to the closing date of the Merger (the "Closing Date").



     Because of certain limitations on the amount of Cash Consideration and Stock Consideration to be issued in the Merger, there can be no assurance that each Company shareholder will receive the form of consideration which such shareholder elects. If the elections result in an oversubscription of either the Stock Consideration or the Cash Consideration, the procedures for allocating cash and ADSs set forth in the Merger Agreement and described in the Prospectus/Proxy Statement will be followed by the Exchange Agent. See "THE MERGER AGREEMENT --

Exchange of Share Certificates; Allocation of Merger Consideration" in the Prospectus/Proxy Statement and Instruction 3 hereto. ALL DECISIONS BY THE EXCHANGE AGENT WITH RESPECT TO SUCH PROCESS SHALL BE FINAL AND BINDING.

     ALL COMPANY SHAREHOLDERS WISHING TO MAKE A STOCK ELECTION OR A CASH ELECTION MUST ENSURE THAT THE EXCHANGE AGENT RECEIVES A PROPERLY COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE. ALL SHAREHOLDERS SUBMITTING ELECTION FORMS AND LETTERS OF TRANSMITTAL AFTER SUCH TIME WILL BE DEEMED TO HAVE MADE NO ELECTION REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM. COMPANY SHAREHOLDERS WISHING TO MAKE NO ELECTION ARE NOT REQUIRED TO SUBMIT THIS ELECTION FORM AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE OR PRIOR TO THE EFFECTIVE TIME BUT SUCH HOLDER'S CERTIFICATES MUST BE SURRENDERED IN ORDER TO RECEIVE THE MERGER CONSIDERATION.

     THE EXCHANGE AGENT RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "NON-ELECTION" BOX IF:

     A. NO ELECTION CHOICE IS INDICATED IN BOX A (OR, IF A NOMINEE, TRUSTEE OR OTHER REPRESENTATIVE MAKING MULTIPLE ELECTIONS, BOX B) ABOVE;

     B. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS ELECTION FORM AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CERTIFICATES) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

     C. A COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CERTIFICATES) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE (OR IN ACCORDANCE WITH THE GUARANTEE PROVISIONS FOR LATE DELIVERY OF CERTIFICATES).

     In order to receive the Merger Consideration, this Election Form and Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your Certificate(s) to the Exchange Agent at either of the addresses set forth above. In order to properly make a Stock Election or Cash Election, these actions must be taken in a timely fashion such that the Election Form and Letter of Transmittal is received by the Exchange Agent prior to the Election Deadline.

     The method of delivery of the Certificates and all other required documents is at the election and risk of the stockholder; however, if the Certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

     Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed Certificates, the undersigned requests issuance of the Merger Consideration to the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the undersigned requests that the Merger Consideration be mailed to the undersigned at the address shown above. In the event that both the "Special Delivery Instructions" and the "Special Issuance and Payment Instructions" are completed, please issue the Merger Consideration in the name of, and mail the Merger Consideration to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to Shares for which Special Issuance and Payment Instructions have been given.

     CONSUMMATION OF THE MERGER IS STILL SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS. NO PAYMENTS RELATED TO ANY SURRENDER OF CERTIFICATES WILL BE MADE PRIOR TO THE EFFECTIVE TIME.

     In the event that the Merger Agreement is terminated, the Exchange Agent will promptly return Certificates previously submitted with Election Forms and Letters of Transmittal. In such event, Shares held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination; however, Certificates representing Shares held of record directly by the beneficial owners of such Shares will be returned as promptly as practicable by first class, insured mail.


                          SPECIAL ISSUANCE AND PAYMENT
                                  INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 4, 5, 9, 10 AND 11)

To be completed ONLY if the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be issued in the name of someone other than the undersigned. NOTE: THE PERSON NAMED IN THESE SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS MUST BE THE PERSON WHO COMPLETES THE SUBSTITUTE FORM W-9.

Issue the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares to:

Name:
     ----------------------------------------------
                                 (Please Print)

Address:
        -----------------------------------------

---------------------------------------------------------

---------------------------------------------------------
                               (Include Zip Code)

---------------------------------------------------------

                (Taxpayer Identification or Social Security No.)



If you complete this box, you will need a signature guarantee by an eligible institution. See Instruction 5.

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 5 AND 10)

To be completed ONLY if the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares to:

Name:
     ----------------------------------------------
                                 (Please Print)

Address:
        -----------------------------------------

---------------------------------------------------------

---------------------------------------------------------
                               (Include Zip Code)

Check this box if this is a permanent change of address. [ ]

The undersigned represents and warrants that the undersigned has full power and authority to transfer the Shares surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the Shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or ING to be necessary and desirable to complete the transfer of the Shares surrendered hereby.

Date:
     -------------

                                PLEASE SIGN HERE

Signature:
          ----------------------------------------------------------------------

Signature:
          ----------------------------------------------------------------------

Must be signed by registered holder(s) as name(s) appear(s) on stock certificate(s). If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 8 hereto).

Dated:
      ------------

Name(s):
        ------------------------------------------------------------------------
                                    (Please Print)

Capacity:
         -----------------------------------------------------------------------

Daytime Area Code and
Telephone Number:
                 ---------------------------------------------------------------

THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR SHARES UNTIL THIS ELECTION FORM AND LETTER OF TRANSMITTAL HAS BEEN EXECUTED AND DELIVERED TO THE EXCHANGE AGENT TOGETHER WITH YOUR STOCK CERTIFICATES.

                              SIGNATURE GUARANTEE
               (REQUIRED ONLY IN CASE SPECIFIED IN INSTRUCTION 5)

The undersigned hereby guarantees the signature(s) which appear(s) on this Election Form and Letter of Transmittal.

Dated:
      ------------

--------------------------------------------------------------------------------
                (Name of Eligible Institution Issuing Guarantee)
                                 (Please Print)

--------------------------------------------------------------------------------
                          (Fix Medallion Stamp Above)

                                  INSTRUCTIONS


     This Election Form and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those Company shareholders desiring to make a Stock Election or Cash Election. All Company stockholders, including those making a Non-Election, must surrender their Certificates to the Exchange Agent in order to receive the Merger Consideration. Until a record holder's Certificates are received by the Exchange Agent at one of the addresses set forth above, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive (i) any certificates representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Certificates or (ii) any dividends or other distributions payable on the ADSs composing the Stock Consideration. No interest will accrue on the Cash Consideration, the cash in lieu of fractional shares or such dividends. If your Certificate(s) is (are) lost, stolen or destroyed, please refer to Instruction 12 below.


     A HOLDER OF SHARES MUST MAKE THE APPROPRIATE ELECTION(S) IN BOX A (OR, IF A NOMINEE, TRUSTEE OR OTHER REPRESENTATIVE MAKING MULTIPLE ELECTIONS, BOX B) ABOVE TO MAKE AN EFFECTIVE STOCK ELECTION OR CASH ELECTION.

     Your election is subject to certain terms, conditions and limitations that have been set out in the Merger Agreement and the Prospectus/Proxy Statement. The Merger Agreement is included as Annex A to the Prospectus/Proxy Statement. Extra copies of the Prospectus/Proxy Statement may be requested from the Exchange Agent at the addresses or phone number shown above. The filing of this Election Form and Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Prospectus/Proxy Statement.

     1. Election Deadline. For any Stock Election or Cash Election contained herein to be considered, this Election Form and Letter of Transmittal, properly completed, and the related Certificates must be received by the Exchange Agent at one of the addresses shown above on this Election Form and Letter of Transmittal no later than 5:00 p.m. on the Election Deadline. ING will announce the date of the Election Deadline on the Closing Date, and it will be the fourth trading day after the Closing Date. The Exchange Agent will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed. Any such determinations shall be conclusive and binding.


     Holders whose stock certificate(s) is (are) not immediately available or holders who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver the Shares and may also make an effective Election by
(a) completing Box A or B herein, having the Box entitled "Guarantee of Delivery" herein properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and delivering such documents to the Exchange Agent prior to the Election Deadline; and (b) delivering their Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities within three New York Stock Exchange trading days after the date of execution hereof. In addition, at the time the Certificate(s) (or the Shares pursuant to a book-entry transfer) are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Form of Election and Letter of Transmittal with only the section entitled "Notice of Delivery Under Guarantee" properly completed (or must otherwise provide such information to the Exchange Agent). If the guarantor fails to deliver the Certificate(s) (or the Shares by book-entry transfer) in accordance with the guaranteed delivery procedures contained herein, without limitation of any other recourse, any purported Election with respect to the Shares subject to such guarantee will be void. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility delivering the Shares, that such participant has received and agrees to be bound by the terms of this Form of Election and Letter of Transmittal and that ING may enforce such agreement against the participant.


     2. Revocation or Change of Election Form and Letter of Transmittal. Any Election Form and Letter of Transmittal may be revoked or changed by written notice to the Exchange Agent from the person submitting such Election Form and Letter of Transmittal, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have reasonable discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

     3. Election Procedures/Allocation. As set forth in the Prospectus/Proxy Statement and described above, there can be no assurance that each Company shareholder will receive the form of consideration which such holder elects. If the elections result in an oversubscription of the Stock Consideration or Cash Consideration, the allocation procedures set forth in the Merger Agreement and described in the Prospectus/Proxy Statement will be followed by the Exchange Agent. Thus, an election made by you may not be honored under certain circumstances. See "THE MERGER AGREEMENT -- Exchange of Share Certificates; Allocation of Merger Consideration" in the Prospectus/Proxy Statement.

     4. No Fractional Interests. No certificate representing a fraction of an ADS will be issued. In lieu thereof, the Exchange Agent will remit cash without interest in an amount equal to the product of (i) such fraction of an ADS, if any, to which any Company shareholder would otherwise be entitled (after taking into account all Certificates delivered by such holder) and (ii) the Average Closing Price. No Company shareholder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

     5. Guarantee of Signatures. Signatures on this Election Form and Letter of Transmittal need not be guaranteed unless the "Special Issuance and Payment Instructions" or "Special Delivery Instructions" box or the "Guarantee of Delivery" section has been completed. In such event, signatures on this Election Form and Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934 (generally a member firm of the New York Stock Exchange or any bank or trust company which is a member of the Medallion Program). Public notaries cannot execute acceptable guarantees of signatures.

     6. Delivery of Election Form and Letter of Transmittal and
Certificates. This Election Form and Letter of Transmittal, properly completed and duly executed, together with the Certificate(s) representing the Shares, should be delivered to the Exchange Agent at one of the addresses set forth above. The method of delivery of the Certificates and all other required documents is at the election and risk of the record holder of such Shares; however, if such Certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

     7. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and the numbers of Shares represented thereby should be listed on additional sheets and attached hereto.

     8. Signatures on Election Form, Stock Powers and Endorsements.

          (a) All signatures must correspond exactly with the name written on the face of the Certificate(s) without alteration, variation or any change whatsoever.

          (b) If the Certificate(s) surrendered is (are) held of record by two or more joint owners, all such owners must sign this Election Form and Letter of Transmittal.

          (c) If any surrendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Election Form and Letter of Transmittals as there are different registrations of Certificates.

          (d) If this Election Form and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Certificates listed (other than as set forth in paragraph (e) below), such

     Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such Certificate.

          (e) If this Election Form and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

     9. Stock Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of the Merger Consideration in any name other than that of the Company shareholder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

     10. Special Issuance and Payment and Delivery Instructions. Indicate the name and/or address of the person(s) to whom the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) is to be issued and/or sent, if different from the name and/or address of the person(s) signing this Election Form and Letter of Transmittal.

     11. Withholding. Each surrendering Company stockholder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether such holder is subject to backup withholding. The TIN that must be provided is that of the Company stockholder with respect to the Certificate(s) surrendered herewith or of the last transferee appearing on the transfers attached to or endorsed on such Certificate(s) (or, if a check is made payable to another person as provided in the box above entitled "Special Issuance and Payment Instructions," then the TIN of such person). Failure to provide the information on the Substitute Form W-9 may subject the surrendering stockholder to 31% federal income tax withholding on payments made to such surrendering holder with respect to the Shares and on future dividends paid by ING. A Company stockholder must cross out item (2) in the certification box of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service ("IRS") that such holder is currently subject to backup withholding. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, ING will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.


     12. Lost, Stolen, or Destroyed Certificates. You cannot submit an effective Election Form and Letter of Transmittal without attaching your Certificates to this Election Form and Letter of Transmittal. If your Certificate(s) has (have) been lost, stolen or destroyed, you are urged to call the Exchange Agent toll-free at 1 (800) 438-0057 immediately to receive instructions as to the steps you must take in order to effect an exchange of your Shares. In addition, the Exchange Agent will provide you with a form of an affidavit and indemnification regarding the loss, theft or destruction of your Certificate(s) that is in form and substance reasonably acceptable to ING. Such form may be completed and submitted as an alternative to attaching your Certificate(s) to this Form of Election and Letter of Transmittal.



     13. Elections, Certificates and Share Allocations. Each Company shareholder is entitled to make a Stock Election and/or a Cash Election, provided the Election Form and Letter of Transmittal for any holder making such election(s) is properly completed and received by the Exchange Agent prior to the Election Deadline. All Company shareholders must complete Box A (or, if a nominee, trustee or other representative making more than one election, Box B) in order to receive the desired Merger Consideration. To properly complete Box A (or, if a nominee, trustee or other representative making more than one election, Box B), the number of each Certificate surrendered herewith must be written in the column under the heading "Certificate Number," and the number of Shares represented by each Certificate surrendered herewith in connection with a specific election should be written in the appropriate column under the heading "Number of Shares" beside each Certificate number. Shareholders wishing to make more than one election may do so on one Election Form by specifying under the appropriate heading the number of Shares for which a Stock Election, Cash Election or Non-Election is desired, including multiple elections with respect to Shares represented by a single Certificate. All shareholders, including those making a Non-Election, must surrender their Certificates to the Exchange Agent in order to receive the Merger Consideration. Company shareholders should see "Important Tax Information" below for important tax consequences of various elections.


     14. Holders Who are Nominees, Trustees or Other Representatives. Each holder of record is entitled to make an election and submit an Election Form and Letter of Transmittal covering all Shares actually held of record by such holder. Nominee record holders, which include nominees, trustees or any other person that holds Shares in any capacity whatsoever on behalf of more than one person or entity, are entitled to make an election for such nominee record holders as well as an election on behalf of each beneficial owner of Shares held through such nominee record holders, but such elections must be made on one Election Form and Letter of Transmittal. Beneficial owners who are not record holders are not entitled to submit Election Forms and Letters of Transmittal. Persons submitting an Election Form and Letter of Transmittal on behalf of a registered shareholder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to Instruction 8 above.


     15. Miscellaneous. Neither ING nor the Exchange Agent is under any duty to give notification of defects in any Election Form and Letter of Transmittal. ING and the Exchange Agent shall not incur any liability for failure to give such notification, and each of ING and the Exchange Agent has the absolute right to reject any and all Election Forms and Letters of Transmittal not in proper form or to waive any irregularities in any Election Form and Letter of Transmittal.


     16. Information and Additional Copies. Information and additional copies of this Election Form and Letter of Transmittal may be obtained by telephoning toll-free 1 (800) 438-0057.


                           IMPORTANT TAX INFORMATION

     Withholding. Under the federal income tax law, the Exchange Agent is required to file a report with the IRS disclosing any payments of cash being made to each holder of Certificates pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed by the IRS and payments made for Shares may be subject to backup withholding of 31%. Withholding is also required if the IRS notifies the recipient that they are subject to backup withholding as a result of a failure to report interest and dividends.


     In order to avoid backup withholding of federal income tax resulting from a failure to provide a correct certification, a United States ("U.S.") citizen or resident or other U.S. entity must, unless an exemption applies, provide the Exchange Agent with his or her correct TIN on Substitute Form W-9 as set forth on this Election Form and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the Certificate(s) (or, if a check is made payable to another person as provided in the box entitled "Special Issuance and Payment Instructions," then the TIN of such person). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.


     Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

     Elections. Company shareholders making a Stock Election will not recognize gain or loss on the receipt of the Stock Consideration. Company shareholders making a Cash Election will be treated as having sold their Shares and normal recognition and gain treatment will apply. Provided the exchange does not have the effect of the distribution of a dividend, the gain recognized in the transaction will be characterized as a capital gain if the surrendered Shares were a capital asset in the hands of the shareholder. The determination of whether a cash payment has the effect of a dividend will be made in accordance with the provisions and limitations of Section 302 of the Internal Revenue Code of 1986, as amended (the "Code"), taking into account the stock ownership attribution rules of Section 318 of the Code. Because the determination of whether a payment will be treated as having the effect of the distribution of a dividend will generally depend upon the facts and circumstances of each shareholder as will the treatment of gains in the event the surrendered Shares include shares not held as capital assets, each shareholder is strongly advised to consult his or her tax advisors regarding the tax treatment of Cash Consideration received in the Merger. The tax basis of the ADSs received in the Merger will be equal to the tax basis of the Shares surrendered, decreased by the amount of the Cash Consideration received and increased by the amount of gain recognized. Provided the Shares were held as a capital asset at the Effective Time, the holding period of the ADSs received will include the holding period of the Shares surrendered.

     The foregoing is a summary of the anticipated federal income tax consequences under the Code and is for general information only. It does not include consequences of state, local or other tax laws or special consequences to particular shareholders having special situations. Company shareholders should consult their own they advisors regarding specific tax consequences of the Merger to them, including the application and effect of federal, state and local tax laws and tax consequences of subsequent sales of ING ADSs.

                                PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
  SUBSTITUTE                  PART 1-PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER   Social Security Number(s)
  FORM W-9                    IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING                  OR
  Please Fill in Your         BELOW. See the enclosed "Guidelines for Certification of    Employer Identification
  Name and Address Below      Taxpayer Identification Number on Substitute Form W-9"              Number(s)
                              for instructions.
  Name (if joint ownership,   CERTIFICATION-UNDER PENALTIES OF PERJURY, I CERTIFY THAT:   ------------------------
  list first and circle the   (1) The number shown on the form is my correct Taxpayer              PART 2 -
  name of the person or       Identification Number (or I am waiting for a number to be
  entity whose number is      issued to me), and                                              Exempt Payees  [ ]
  entered in Part 1)          (2) I am not subject to backup withholding because: (a) I
                              am exempt from backup withholding, or (b) I have not been            PART 3 -
  ------------------------    notified by the Internal Revenue Service ("IRS") that I
  Address (number and         am subject to backup withholding as a result of a failure        Awaiting TIN  [ ]
  street)                     to report all interest or dividends, or (c) the IRS has
                              notified me that I am no longer subject to backup
  ------------------------    withholding.
  City, State and Zip Code    CERTIFICATE INSTRUCTIONS-You must cross out item (2)
                              above if you have been notified by the IRS that you are
  DEPARTMENT OF THE           subject to backup withholding because of under-reporting
  TREASURY                    interest or dividends on your tax return. However, if
  INTERNAL REVENUE SERVICE    after being notified by the IRS that you are subject to
                              backup withholding you received another notification from
  PAYER'S REQUEST FOR         the IRS stating that you are no longer subject to backup
  TAXPAYER IDENTIFICATION     withholding, do not cross out item (2). If you are exempt
  NUMBER (TIN)                from backup withholding, check the box in Part 2 above.

  ---------------------------------------------------     ------------------------------------
    Signature                                             Date


  NOTE: FAILURE TO COMPLETE AND RETURN THIS ELECTION FORM AND LETTER OF TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.

------------------------------------     ------------------------------
            Signature                                Date